WESTCORE TRUST

Supplement dated December 7, 2009 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2009.

This supplement is to be used with the prospectus dated April 30, 2009. This supplement together with the supplement dated October 15, 2009 and the prospectus constitutes a current prospectus.

The following paragraph replaces the paragraph regarding the Westcore Growth Fund on page 40 in the section titled “Management of the Funds.”

Westcore Growth Fund
The Westcore Growth Fund (the “Fund”) is managed by Denver Investments’ Large-Cap Growth Equity Research Team (the “Team”). Mr. Ross G. Moscatelli, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. Mr. Moscatelli is supported by Co-Portfolio Manager, Mr. Craig W. Juran, CFA. Utilizing the entirety of Denver Investments’ Growth Equity Research Team, as well as the Large-Cap Growth Equity Research Team’s dedicated research analysts, the portfolio managers are responsible for researching, developing and evaluating purchase and sell decisions within their respective coverage area. Each portfolio manager is also responsible for maintaining the integrity of the research product. Every potential new investment is presented to the Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Mr. Moscatelli, as Lead Portfolio Manager with the input of Mr. Juran, is responsible for the construction and performance of the Fund’s portfolio.

The paragraph relating to Mr. Scarth on page 41 in the section titled “Management of the Funds” is hereby deleted.

WC189

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